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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2004

    BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. (as Depositor for Bear
            Stearns Commercial Mortgage Securities Trust 2004-TOP14)
             (Exact name of registrant as specified in its charter)

        DELAWARE                  333-86366-06                  13-3411414
    (State or Other          (Commission File Number)        (I.R.S. Employer
Jurisdiction Incorporation)                               Identification Number)

                 ----------------------------------------------
                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

Item 2.   Acquisition Or Disposition Of Assets

            On May 5, 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2004-TOP14 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of May 1 1, 2004 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Special Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent and certificate registrar. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 109 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on May 1, 2004 (the "Cut-off Date"), an aggregate principal balance of $894,522,781

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after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

            The Class A-1 Certificates have an initial Certificate Balance of $70,000,000. The Class A-2 Certificates have an initial Certificate Balance of $152,000,000. The Class A-3 Certificates have an initial Certificate Balance of $122,000,000. The Class A-4 Certificates have an initial Certificate Balance of $442,000,000. The Class B Certificates have an initial Certificate Balance of $23,482,000. The Class C Certificates have an initial Certificate Balance of $7,827,000. The Class D Certificates have an initial Certificate Balance of $17,890,000. The Class E Certificates have an initial Certificate Balance of $8,945,000. The Class X-1 Certificates have an initial Notional Amount of $894,522,781. The Class X-2 Certificates have an initial Notional Amount of $851,525,000. The Class F Certificates have an initial Certificate Balance of $10,064,000. The Class G Certificates have an initial Certificate Balance of $5,591,000. The Class H Certificates have an initial Certificate Balance of $7,827,000. The Class J Certificates have an initial Certificate Balance of $4,472,000. The Class K Certificates have an initial Certificate Balance of $4,473,000. The Class L Certificates have an initial Certificate Balance of $2,236,000. The Class M Certificates have an initial Certificate Balance of $2,236,000. The Class N Certificates have an initial Certificate Balance of $2,237,000. The Class O Certificates have an initial Certificate Balance of $2,236,793. The Class P Certificates have an initial Certificate Balance of $8,945,781. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Financial Statements of Business Acquired
            Not applicable.

            (b) Pro Forma Financial Information
            Not applicable.

            (c) Exhibits.


                    Exhibit No.
                    of Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------
4.1                 4                      Pooling and Servicing Agreement dated
                                           as of May 1, 2004, among Bear Stearns
                                           Commercial Mortgage Securities Inc.
                                           as depositor, Wells Fargo Bank,
                                           National Association as master
                                           servicer, ARCap Special Servicing,
                                           Inc., as special servicer, LaSalle
                                           Bank National Association, as
                                           trustee, ABN AMRO Bank N.V., as
                                           fiscal agent, and Wells Fargo Bank,
                                           National Association, as paying agent
                                           and certificate registrar.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        May 1, 2004

BEAR STEARNS COMMERCIAL MORTGAGE
SECURITIES INC.


By:         /s/  Michael Forastiere
         -----------------------------------
         Name:  Michael Forastiere
         Title: Vice President











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